                                 [OMP INC LOGO]
            NUMBER                                                 SHARES

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       SEE REVERSE SIDE FOR                                   CUSIP 682130 10 9
       CERTAIN DEFINITIONS


       THIS CERTIFIES THAT


                                  [SPECIMEN]




      IS THE REGISTERED HOLDER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE $0.001 EACH OF

                                  OMP, INC.
transferable on the books of OMP, Inc. by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the Bylaws of OMP, Inc. and all amendments thereto, copies of which are on file with the Transfer Agent. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of OMP, Inc. and the facsimile signatures of its duly authorized officers.

Dated:

Secretary                           [SEAL]                            President

      The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

                                  UNIF GIFT MIN ACT          Custodian
                                                   ----------         ----------
                                                     (Cust)             (Minor)
                                                    Under Uniform Gift to Minors

                                                             Act -
                                                                   -------------
                                                                      (State)


                                 UNIF TRANS MIN ACT          Custodian
                                                   ----------         ----------
TEN COM - as tenants in common                       (Cust)             (Minor)
                                                    Under Uniform Gift to Minors
TEN ENT - as tenants by the entireties
                                                             Act -
JT TEN - as joint tenants with right                               -------------
         of survivorship and not as                                   (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.


      For Value Received,             hereby sell, assign and transfer unto
                         ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                          as Attorney,
       ----------------------------------------------------------

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Date
    ---------------------------------  -----------------------------------------
                                        SIGNATURE

                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.